UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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Eastern Bankshares, Inc.

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Eastern Bankshares, Inc. Annual Meeting of Shareholders Monday, May 18, 2026 12:00 p.m. Eastern Time The Annual Meeting will be held live via the Internet. Please visit www.proxydocs.com/EBC to register to attend or for more details. For a convenient way to view proxy materials, vote, and obtain directions to attend the meeting, go to www.proxydocs.com/EBC. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials free of charge, you must request one. In order to recieve a paper copy in time for this year’s meeting, you must make this request on or before May 8, 2026. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 18, 2026 for shareholders of record as of March 13, 2026 To order paper materials, use one of the following methods. Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.     SEE REVERSE 17Mar26 FOR FULL AGENDA 14:41

Eastern Bankshares, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS OF EASTERN BANKSHARES, INC. (“COMPANY”) RECOMMENDS A VOTE: “FOR” EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL 1. To elect six directors for a one-year term: 1.01 Luis A. Borgen 1.02 Diane S. Hessan 1.03 Leon A. Palandjian 1.04 Robert F. Rivers 1.05 Cathleen A. Schmidt 1.06 Michael J. Sullivan 2. To approve, in an advisory vote, the compensation paid to the Company’s named executive officers. 3. To ratify the appointment of Ernst & Young LLP by the Audit Committee of our Board of Directors as the Company’s independent registered public accounting firm for the 2026 fiscal year. Have this Notice available when you vote your proxy electronically. You must reference your Control Number to cast your vote. Your electronic vote will authorize the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card for the 2026 Annual Meeting. The following proxy materials are available to you to review at www.proxydocs.com/EBC:—the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2025—the Company’s 2026 Proxy Statement to Shareholders If you are a participant in the Company’s ESOP and/or 401(k) Plan, you will receive a separate Notice(s) Regarding the Availability of Proxy Materials with separate Control Numbers. Under the terms of these plans, the trustee or administrator votes all shares held by the plan, but each participant may provide voting instructions to the applicable plan’s trustee or administrator about how to vote the shares of Company common stock allocated to his or her plan account. Follow the instructions on such notice to separately provide voting instructions to the plan trustee or administrator to vote your shares in those plans in accordance with the terms of the respective plans. Please note the voting deadline for plan participants (May 13, 2026 at 11:59 p.m. Eastern Time) is earlier than the voting deadline for shareholders of record. You cannot use the Control Number on this Notice to provide voting instructions with respect to your shares in the ESOP or the 401(k) Plan.